UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2022

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Registrant’s Certifying Accountant

Effective August 17, 2022, the audit committee (the “Audit Committee”) of the board of directors of Augmedix, Inc., a Delaware corporation (the “Company”), dismissed Frank, Rimerman + Co. LLP (“Frank Rimerman”) as its independent registered public accounting firm effective as of that date. The Company notified Frank Rimerman of its intention to take such action on August 17, 2022.

The audit reports of Frank Rimerman on the consolidated financial statements of the Company and its subsidiaries for each of the two fiscal years ending December 31, 2021 and December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2021 and December 31, 2020, as well as during the subsequent interim period preceding August 17, 2022, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Frank Rimerman with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frank Rimerman, would have caused Frank Rimerman to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided Frank Rimerman with a copy of this Current Report on Form 8-K and requested that Frank Rimerman provide the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Frank Rimerman agrees with the above disclosures. A copy of Frank Rimerman’s letter dated August 22, 2022 is attached hereto as Exhibit 16.1.

(b) Appointment of New Certifying Accountant

On August 23, 2022, the Company engaged Grant Thornton LLP (“GT”) as its new independent registered public accounting firm upon the approval of the Audit Committee. During the years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through August 23, 2022, the effective date of the Company’s engagement of GT, the Company did not consult with GT regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of Frank, Rimerman + Co. LLP to the Securities and Exchange Commission dated August 22, 2022

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: August 23, 2022	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer